VIA EDGAR

May 30, 2014

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Strategic Trust

File Nos. 002-80859/811-03651

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated May 9, 2014, to the Prospectus dated April 23, 2014, for the Touchstone Sands Capital Emerging Markets Growth Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated May 9, 2014 (Accession No. 0001104659-14-036800) in XBRL for the Fund.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,

TOUCHSTONE STRATEGIC TRUST

/s/ Jill McGruder

Jill McGruder

President